SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

Date of Report: September 20, 2000
(Date of earliest event reported)

Commission File No. 333-65481



                    Wells Fargo Asset Securities Corporation
--------------------------------------------------------------------------------



        Delaware                                             52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                                 (I.R.S. Employer
                                                         Identification No.)



7485 New Horizon Way
Frederick, Maryland                                                21703
--------------------------------------------------------------------------------
Address of principal executive offices                          (Zip Code)



                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



                      Norwest Asset Securities Corporation
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events
              ------------

                  Attached as an exhibit are the  Computational  Materials (as defined  in the  no-action  letter  dated  May 21,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Goldman, Sachs & Co. which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Computational Materials
                                                prepared by Goldman, Sachs
                                                & Co. in connection
                                                with Wells Fargo Asset
                                                Securities Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series 2000-8.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES
                                         CORPORATION

September 20, 2000

                                       By:  /s/ Alan S. McKenney
                                           ----------------------------------
                                           Alan S. McKenney
                                           Vice President

                              INDEX TO EXHIBITS


                                                                Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------
   (99)                 Computational Materials                      P
                        prepared by Goldman, Sachs
                        & Co. in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2000-8.